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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 17, 2004



                                 CTS CORPORATION
               (Exact Name of Registrant as Specified in Charter)







         Indiana                         1-4639                  35-0225010
(State or Other Jurisdiction    (Commission File Numbers)     (I.R.S. Employer
     of Incorporation)                                      Identification Nos.)



905 West Boulevard North
Elkhart, Indiana                                                   46514
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (574) 293-7511



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         OTHER EVENTS.


         On December 17, 2004, CTS Corporation issued a press release announcing the value per share of the stock component of the merger consideration related to the previously announced merger with SMTEK International, Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired.
                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           Not applicable.

                  (c)      Exhibits.



                  The following exhibits are filed with this report:

                  Exhibit No.        Exhibit Description
                  -----------        -------------------

                  99.1               Press release, dated December 17, 2004.





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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CTS CORPORATION


                                      /s/ Richard G. Cutter
                                      ---------------------
                                      By:      Richard G. Cutter
                                               Vice President, Secretary and
                                               General Counsel

Date:  December 17, 2004



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                                  EXHIBIT INDEX

                  Exhibit No.        Exhibit Description
                  -----------        -------------------
                  99.1               Press release, dated December 17, 2004.